                                                                    EXHIBIT 99.6

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended to seek your own personal financial advice from your stockbroker, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986 immediately.

Schroders, which is regulated by The Securities and Futures Authority Limited, is acting exclusively for Telewest in connection with the Offer, Schroders is not acting for, and will not be responsible to, anyone other than Telewest for providing the protections afforded to customers of Schroders or for giving advice in relation to the Offer.

This document should be read in conjunction with the accompanying Offer Document dated . June 1998 (the "Offer Document") and with the accompanying disclosure document dated . June 1998 ("the Disclosure Document") relating to Telewest, which has been prepared in accordance with the Listing Rules made under section 142 of the Financial Services Act 1986 and a copy of which has been delivered to the Registrar of Companies in England and Wales for registration in accordance with Section 149 of that Act.

If you have sold or transferred all your General Cable Shares, please send this document and the accompanying Disclosure Document, Offer Document and reply-paid envelope to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for commission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

Application has been made to the London Stock Exchange for the new Telewest Shares to be issued pursuant to the Offer to be admitted to the Official List.

--------------------------------------------------------------------------------

                   FORM OF ACCEPTANCE, AUTHORITY AND ELECTION

                               RECOMMENDED OFFER
                                       BY
                                   SCHRODERS
                                  ON BEHALF OF
                          TELEWEST COMMUNICATIONS PLC
                                      FOR
                               GENERAL CABLE PLC

--------------------------------------------------------------------------------

UNLESS THE CONTEXT OTHERWISE REQUIRES, THE DEFINITIONS CONTAINED IN THE OFFER DOCUMENT ALSO APPLY IN THIS FORM.

                               ACTION TO BE TAKEN

 . To accept the Offer in its basic form and/or to make an election under the Mix and Match Facility complete this Form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

 . Return this Form, duly completed and signed and accompanied (if your General
  Cable Shares are in certificated form) by your certificate(s) and/or other document(s) of title, by post or by hand, to Lloyds Bank Registrars. The Causeway, Worthing, West Sussex BN99 6DA or, by hand only, to Lloyds Bank Registrars, Antholin House, 71 Queen Street, London EC4N ISL, as soon as possible, but in any event so as to arrive no later than [3.00] p.m. (London
  Time) [10.00 a.m.] New York City time, on . . 1998. A first class reply-paid envelope is enclosed for documents lodged by post.

 . If your General Cable Shares are in uncertificated form (that is, in CREST), you should return this Form and take the action set out in paragraph . of the letter from Schroders contained in the Offer Document to transfer your General Cable Shares to an escrow balance. For this purpose, the participant ID of the escrow agent is ZRA69, the member account ID is RA589401 and the Form of Acceptance reference number of this Form (for insertion in the first eight characters of the share note field on the TTE instruction) is shown below. You should ensure that the transfer to escrow settles not later than
  3.00 p.m. (London Time), 10.00 a.m. (New York City Time), on  .   .  1998. If
  you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

 . If you hold General Cable Shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, you should complete a separate Form for General Cable Shares held in uncertificated form but under a difference member account ID, and for General Cable Shares held in certificated form but under a different designation. You can obtain further Forms of Acceptance by contacting Lloyds Bank Registrars (Telephone number: 01903 702767).

 . If your General Cable Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s).

 . PLEASE READ PARTS B AND C OF APPENDIX I TO THE OFFER DOCUMENT, THE TERMS OF
  WHICH ARE INCORPORATED IN AND FORM PART OF THIS FORM.

 . If you hold General Cable Shares jointly with others, you must arrange for all your co-holders to sign this Form.

 . A Form of Acceptance contained in an envelope postmarked in Canada, Australia or Japan or otherwise appearing to Telewest or its agents to have been sent from Canada, Australia or Japan will not constitute a valid acceptance of the Offer.

IF YOU ARE IN ANY DOUBT AS TO HOW TO FILL IN THIS FORM, PLEASE CONTACT LLOYDS BANK REGISTRARS (TELEPHONE: 01903 702767).

The Form of Acceptance reference number for this Form is

HOW TO COMPLETE THIS FORM
The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form.

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   THE OFFER                                            Complete here [_]
1
   To accept the Offer        [4] and, if
   in its basic form,         appropriate, Box [5]      [3], you will be
   insert in Box [1] the      and/or Box [6]. If        deemed to have
   total number of            you do not wish to        accepted the Offer in
   General Cable Shares       make an election          respect of your
   for which you wish to      under the Mix and         entire holding of
   accept the Offer,          Match Facility you        General Cable Shares
   whether or not you         need not complete Box     (being your entire
   wish to make an            [2].                      holdings under the
   election under the                                   name(s) and
   Mix and Match              If no number, or a        address(es) specified
   Facility.                  number greater than       in Box [4] or, if
                              your entire holding       your General Cable
   You must also sign         of General Cable          Shares are in CREST,
   Box [3] in accordance      Shares, is inserted       under the participant
   with the instructions      in Box [1] and you        ID and member account
   set out herein and         have signed Box           ID specified in
   complete Box                                         Box [6]).
-------------------------------------------------------------------------------

   THE MIX AND MATCH FACILITY                           Complete here [_]

2  To elect to vary the       (b) you should insert
   proportion in which            in Box [2B] the       inserted or deemed to
   you receive new                number of General     be inserted Box [1]
   Telewest Shares and            Cable Shares in       you will be deemed to
   cash in respect of             respect of which      have made an election
   your holding of                you wish to           in respect of your
   General Cable Shares.          receive cash          entire holding of
                                  only.                 General Cable Shares
   (a) you should insert                                (as described in
       in Box [2A] the        You must also             paragraph 1 above) to
       number of General      complete Boxes [1]        receive new Telewest
       Cable Shares in        and [4] and sign Box      Shares and cash in
       respect of which       [3] in accordance         the proportion which
       you wish to            with the instructions     the number inserted
       receive new            set out herein.           in Box [2A] bears to
       Telewest Shares        The number in Box         the number inserted
       only:                  [2A] added to the         in Box [2B].
       AND                    number in Box [2B]
                              must not exceed the
                              number inserted or
                              deemed to be inserted
                              in Box [1]. If the
                              sum of the numbers in
                              Boxes [2A] and [2B]
                              does exceed the
                              number

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   SIGNATURES                                           Sign here [_]

3  You must sign Box [3]      General Cable             page 4 of this Form.
   regardless of which        shareholders (if any)     In the case of a
   other Box(es) you          or otherwise have any     holder which is a
   complete.                  financial interest in     corporate body, this
   Each holder who is an      the General Cable         Form must be executed
   individual should          shares or in the          under seal, the seal
   execute this Form of       proceeds resulting        being affixed and
   Acceptance by              from the execution of     witnessed in
   completing and             this Form. The same       accordance with its
   signing Box [3] in         person may witness        Articles of
   the presence of an         each signature of         Association or other
   independent witness        joint holder(s).          regulations, or
   who should also sign       If this Form is not       alternatively signed
   where indicated and        signed by the             as a deed by a
   add his or her name        registered General        director and the
   and address.               Cable shareholder(s),     secretary or two
   IN THE CASE OF JOINT       insert the name(s)        directors in
   REGISTERED GENERAL         and capacity (e.g.        accordance with the
   CABLE SHAREHOLDERS         executor) of the          provisions of section
   ALL MUST SIGN.             person(s) signing         36A or 36B of the
   The witness must be        this Form of              Companies Act 1985.
   over 18 years of age       Acceptance. You           This Form shall take
   and should not be one      should also deliver       effect as a deed
   of the joint               evidence of your          executed by you and
   registered                 authority in              by any joint holders.
                              accordance with the
                              notes on

-------------------------------------------------------------------------------

   NAMES AND ADDRESS(ES)                                Complete here [_]
4
   Complete Box [4] with      you any                   event that no address
   the full name and          consideration. If the     outside Canada,
   address of the sole        address of the first      Australia and Japan
   or first named holder      named holder in Box       is provided until
   together with the          [4] is in the United      such an address is
   names of ALL other         States, Canada,           provided.
   registered holders in      Australia or Japan
   BLOCK CAPITALS.            you must provide in
                              Box [5] an
                              alternative address
   Unless you complete        outside the United
   Box [5], the address       States, Canada,
   of the first named         Australia and Japan
   holder inserted in         for the despatch of
   Box [4] is the             consideration. No
   address which will be      consideration will be
   used when sending          despatched in the


-------------------------------------------------------------------------------

   ALTERNATIVE ADDRESS                                  Complete here [_]

5
   If you want the            Canada, Australia or      holders with
   consideration and/or       Japan, you should         registered addresses
   other document(s) to       complete Box [5].         in Canada, Australia
   be sent to someone         Box [5] must be           or Japan and by
   other than the first-      completed (but not        holders who have
   registered holder          with an address in        completed Box [4]
   (e.g. your bank            Canada, Australia or      with an address in
   manager or                 Japan) by                 Canada, Australia or
   stockholder), but not                                Japan.
   to

-------------------------------------------------------------------------------

   PARTICIPANT ID AND MEMBER ID                         Complete here [_]
6
   If your General Cable      of) the General Cable     number of this Form
   Shares are in CREST,       Shares concerned to       and the other
   you must insert in         an escrow balance,        information referred
   Box [6] the                specifying in the TTE     to in paragraphs  .
   participant ID and         instruction the           to  .  of Part B of
   the member account ID      participant ID and        Appendix I to the
   under which such           member account ID         Offer Document.
   General Cable Shares       inserted in Box [6].      The Form of
   are held by you in         You must also specify     Acceptance reference
   CREST.                     the Form of               number appears at the
                              Acceptance reference      foot of page 1 of
                                                        this Form.

   You must also
   transfer (or procure
   transfer

-------------------------------------------------------------------------------



7  OVERSEAS PERSONS                                     Complete here [_]

   If you are unable to       MUST PUT "YES" in Box
   give the warranties        [7].
   required by paragraph      If you do not put
    .  of Part B of           "YES" in Box [7] you
   Appendix I to the          will be deemed to
   Offer Document YOU         have given such
                              warranties.
-------------------------------------------------------------------------------

PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4 IN BLOCK CAPITALS
The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form.

--------------------------------------------------------------------------------
TO ACCEPT THE OFFER                                       BOX [1]

1
Complete Box [1] and Box [4] and sign Box [3]
                                                    No. of General Cable
                                                    Shares
                                                    for which you are
                                                    accepting the Offer
--------------------------------------------------------------------------------
  TO MAKE AN ELECTION UNDER THE MIX AND MATCH FACILITY

                                                               BOX
2                                                             [2A]


  Complete Box [1], Box [2A], Box [2B] and Box [4] and sign Box [3]
                                               No. of General Cable Shares for
                                               which you wish to receive new
                                               Telewest Shares only (if
                                               available)


                                                               BOX
                                                              [2B]


  The sum of the numbers in Boxes [2A] and [2B] must not exceed the number in Box [1].
                                               No. of General Cable Shares for
                                               which you wish to receive cash
                                               only (if available)

--------------------------------------------------------------------------------
  SIGN HERE TO ACCEPT THE OFFER

                            BOX [3]

3

   Signed and delivered as a deed by:
                             Witnessed by:



   1. ___________________    1 Name ________________  Address _________________

                             _______________________  Signature _______________
   2. ___________________    2 Name ________________  Address _________________

                             _______________________  Signature _______________
   3. ___________________    3 Name ________________  Address _________________

                             _______________________  Signature _______________
   4. ___________________    4 Name ________________  Address _________________

                             _______________________  Signature _______________

NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER SHOULD BE WITNESSED
--------------------------------------------------------------------------------
  FULL NAME(S) AND ADDRESS(ES)

                                        BOX [4]
4
     First named registered holder              Joint registered holder(s)


   1 Forename(s) _____________________     2 Forename(s)_______________________


   Surname ___________________________     Surname ____________________________
     (State Mr., Mrs., Miss or title)        (State Mr., Mrs., Miss or title)

   Address ___________________________     3 Forename(s)_______________________


   ___________________________________     Surname_____________________________

                                             (State Mr., Mrs., Miss or title)
   ___________________   Postcode_______   4 Forename(s)_______________________


                                           Surname_____________________________
                                             (State Mr., Mrs., Miss or title)


  Please enter here a daytime telephone
  number (including STD code) where you can
  be contacted in the event of any query
  arising from completion of this Form of
  Acceptance.
--------------------------------------------------------------------------------
  ADDRESS OUTSIDE CANADA, AUSTRALIA AND JAPAN TO               For use by the
  WHICH CONSIDERATION AND/OR OTHER DOCUMENT(S) IS/ARE          Registrar/the
5 TO BE SENT IF NOT YOUR OWN                                    London Stock
                        BOX [5]                                   Exchange


   Name ____________________________________________
   Address _________________________________________
   ____________________    Postcode __________________

--------------------------------------------------------------------------------
  PARTICIPANT ID AND MEMBER ACCOUNT ID                          BOX [6]

6

  Complete this Box only if your General Cable           Participate ID
  Shares are in CREST                                    ______________________
                                                         Member Account ID
                                                         ______________________

--------------------------------------------------------------------------------
  OVERSEAS PERSONS ONLY                                         BOX [7]


7
  Please put "YES" in Box [7] only if you are
  unable to give the representations and warranties
  required by paragraph  .  of Part B of Appendix I
  to the Offer Document.
--------------------------------------------------------------------------------

            ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM

All signatures by individual shareholders or their attorneys must be independently witnessed and each witness must complete his or her details and sign his or her name in the place provided in Box [3] of this Form next to the signature of the relevant General Cable shareholder (or his or her attorney as the case may be). In the case of a joint holding, ALL the joint holders must sign personally or under a power of attorney and each individual signature must be independently witnessed. A company may either execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations or, if applicable, in accordance with section 36A or 36B of the Companies Act 1985.

In order to avoid inconvenience and delay, the following points may assist you:

1. IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY):
   Send this Form by the quickest means (e.g. air mail) to the holder (unless he is in Canada, Australia or Japan) for execution or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case, the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting. No other signatures are acceptable.

2. IF YOU HAVE SOLD ALL OF YOUR HOLDING OF GENERAL CABLE SHARES:
   If you have sold all your holding of General Cable Shares, you should at once send this Form to the purchaser (unless he is in Canada, Australia or Japan) or to the stockbroker, bank or other agent through whom you made the sale for transmission to the purchaser.

3. IF THE SOLE HOLDER HAS DIED:
   If grant of probate or letters of administration has/have been registered with General Cable, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to Lloyds Bank Registrars at either of the addresses given on page 1 of this Form.
   If grant of probate or letters of administration has/have not been registered with General Cable, the personal representative(s) or prospective personal representative(s) should sign this Form and forward it to Lloyds Bank Registrars, at either of the addresses given on page 1, together with the share certificate(s) and/or other document of title. However, grant of probate or letters of administration must be lodged with Lloyds Bank Registrars before the consideration due under the Offer can be forwarded to the personal representative(s).

4. IF ONE OF THE JOINT HOLDERS HAS DIED:
   This Form is valid if signed by the surviving holder(s) and lodged with Lloyds Bank Registrars with the share certificate(s) and/or other document(s) of title and death certificate, grant of probate or letters of administration of the deceased holder.

5. IF YOUR GENERAL CABLE SHARES ARE IN CERTIFICATED FORM AND THE SHARE CERTIFICATES ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER AGENT:
   Complete this Form and, if the share certificate(s) is/are readily available, arrange for it/them to be lodged by your agent with Lloyds Bank Registrars at either of the addresses given on page 1 of this Form, accompanied by the share certificate(s) and/or other document(s) of title.

   If the certificate(s) is/are not readily available, lodge this form with Lloyds Bank Registrars at either of the addresses given on page 1 duly completed together with a note saying e.g. "certificates to follow", and arrange for the certificate(s) to be forwarded as soon as possible thereafter. (It will be helpful for your agent to be informed of the full terms of the Offer.)

6. IF YOUR GENERAL CABLE SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE HAS BEEN LOST:
   Complete and lodge this Form together with a letter of explanation and any available certificate(s) with Lloyds Bank Registrars at either of the addresses given on page 1. You should then write to the Registrar of General Cable, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, for a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with Lloyds Bank Registrars, at either of the addresses given on page 1, in support of this Form.

7. IF YOUR GENERAL CABLE SHARES ARE IN CREST
   You should take the action set out in the paragraph headed "Procedure for acceptance of the Offer" in the letter from Schroders contained in the Offer Document to transfer your General Cable Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance reference number (which appears at the foot of page 1 of this Form of Acceptance) so that such number can be inserted in the TTE instructions.

   If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance, as only your CREST sponsor will be able to send the necessary TTE instructions to CRESTCo.

8. IF YOUR FULL NAME OR OTHER PARTICULARS DIFFER FROM THOSE APPEARING ON THE
   CERTIFICATE:
   (a)Incorrect name, eg:
    Name on the certificate       James Smith
    Correct name                  James Smythe
    complete this Form with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who has signed this Form are one and the same.
   (b)Incorrect address:
    write the correct address in Box [4] of this Form.
   (c)Change of name:
    lodge your marriage certificate or the deed poll with this Form for noting.

9. IF YOU ARE NOT RESIDENT IN THE UNITED KINGDOM:

   The attention of General Cable shareholders not resident in the United Kingdom is drawn to paragraph 8 of Part B and paragraph 1(b) of Part C of Appendix I to the Offer Document.
   Without prejudice to paragraph 8 of Part B of Appendix I of the Offer Document, Telewest reserves the right to treat as valid any acceptance of the Offer (but not an election under the Mix and Match Facility) which is not entirely in order or which is not accompanied by the relevant transfer to escrow or (as appropriate) the relevant share certificate(s) and/or other documents(s) of title. In that event, no payment of cash or allotment of new Telewest Shares under the Offer will be made until after the relevant transfer to escrow has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to Telewest have been received. The invalidity of an election for the Mix and Match Facility will not affect the validity of an acceptance of the Offer.

                                    Page 4